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                                        EXHIBIT 10.52


















































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                                    May 5, 1994


                                       PROMISSORY NOTE



   FOR VALUE RECEIVED, the undersigned (the "Borrowers"), jointly and severally promise unconditionally to pay to the order of NationsBank of North Carolina, N.A., its successors or assigns (the "Bank"), during regular business hours at the office of the Bank as the Bank may from time to time designate in writing to the Borrowers), the principal amount of all Advances (as hereinafter defined), together with all interest thereon and all other amounts payable hereunder, at the times and in accordance with the terms and conditions set forth herein.

   1. Advances.

            (a) The Borrowers, in accordance with the terms hereof, may from time to time until February 28, 1995(the "Termination Date"), request advances from the Bank for the general corporate purposes of the Borrower in U.S. Dollars based upon Offered
      Rates (as defined below) offered by the Bank and accepted by the Borrowers (the "U.S.
      Dollar Advances") or in Applicable Non-U.S. Currencies based upon Adjusted
      Eurocurrency Rates (as defined below) and offered by the Bank and accepted by the
      Borrowers (the "Eurocurrency Advances") (hereinafter the U.S. Dollar Advances and the
      Eurocurrency Advances shall be referred to collectively as the "Advances" or individually as an "Advance"), provided that the U.S. Dollar equivalent of the aggregate amount of such Advances at any time outstanding (as determined by the Bank in its sole discretion) shall not exceed U.S. $15,000,000.00. Upon receipt of such a request for an Advance hereunder, the Bank shall make any such Advance hereunder on the terms and conditions set forth herein; provided, however, the Bank shall not be obligated to make such Advance if immediately after the making of such Advance, the
      U.S. Dollar equivalent of the outstanding principal balance of all Advances (as determined by the Bank in its sole discretion) would exceed U.S. $15,000,000.00.

            (b) To request an offer for a Eurocurrency Advance hereunder, the Borrowers shall make a written request (hereinafter, a "Request for Eurocurrency Advance") not later than 10:30 a.m. (local time of the Lending Office) three Business Days before the proposed Eurocurrency Advance which notice shall specify
(i) that the requested
      Eurocurrency Advance would be made under this Note, (ii) the date of the requested
      Eurocurrency Advance (which shall be a Business Day), (iii) the Applicable Non-U.S.
      Currency for the requested Eurocurrency Advance, (iv) the amount of the requested
      Eurocurrency Advance which shall be no less than minimum amounts established by the
      Bank from time to time, and (v) the requested Interest Period with respect thereto.
      In response to any such Request for Eurocurrency Advance, the Bank shall respond to the Borrowers by 10:30 a.m. (local time of the Lending Office) on the second Business
      Day before the proposed Eurocurrency Advance specifying the applicable Adjusted
      Eurocurrency Rate for such Eurocurrency Advance (the "Offer for Eurocurrency
      Advance") and the Borrowers may then in their sole discretion, accept or reject the
      Offer for Eurocurrency Advance. Failure by the Borrowers to accept an Offer for
      Eurocurrency Advance by the appropriate time shall be deemed to be rejection of such
      Offer for Eurocurrency Advance. The terms of each Eurocurrency Advance shall be noted on the schedule attached hereto, the terms of which shall be presumed correct absent evidence of error; provided, however that any failure to make such notation
      (or any inaccuracy in such notation) shall not limit or otherwise affect the obligations of the Borrowers hereunder.

            (c) To request an offer for a U.S. Dollar Advance hereunder, the Borrowers shall make a written request (hereinafter, a "Request for U.S. Dollar Advance") not later than 10:00 a.m. (local time of the Lending Office) on the Business Day of the proposed U.S. Dollar Advance which notice shall specify (i) that the requested U.S.
      Dollar Advance would be made under this Note, (ii) the amount of the requested U.S.
      Dollar Advance which shall be no less than minimum amounts established by the Bank from time to time, and (iii) the requested Interest Period with respect thereto. In response to any such Request for U.S. Dollar Advance, the Bank shall respond to the
      Borrowers by 11:00 a.m. (local time of the Lending Office) on the Business Day of the proposed U.S. Dollar Advance specifying the applicable Offered Rate for such Advance
      (the "Offer for U.S. Dollar Advance"). The Borrowers may then by telephone or telecopy (and if by telephone, promptly confirmed by telecopy) by 12:00 noon (local time of the Lending Office) on the Business Day of the proposed U.S. Dollar Advance, in their sole discretion, accept or reject the Offer for U.S. Dollar Advance.
      Failure by the Borrowers to accept an Offer for U.S. Dollar
Advance by the
      appropriate time shall be deemed to be rejection of such Offer for U.S. Dollar
      Advance. The terms of each U.S. Dollar Advance shall be noted on the schedule attached hereto, the terms of which shall be presumed correct absent evidence of error; provided, however that any failure to make such notation (or any inaccuracy in such notation) shall not limit or otherwise affect the obligations of the Borrowers hereunder.

            (d) As used herein, the following terms shall have the following meanings:

                        "Adjusted Eurocurrency Rate" means for the respective Interest
         Period with respect to any Eurocurrency Advance, a per annum interest rate equal to the per annum rate obtained by dividing (a) the rate of interest determined by the Bank to be the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the per annum rates at which deposits in the Applicable Non-U.S. Currency are offered to the Lending
         Office in the interbank eurocurrency market in which such Lending Office customarily deals at 11:00 a.m. (local time of such Lending Office), in each case on the first day of such Interest Period in an amount substantially equal to the requested Advance and for a period equal to such Interest
Period by (b) a
         percentage equal to 100% minus maximum reserve requirements which may be applicable with respect to such Eurocurrency Advance;

                        "Applicable Non-U.S. Currencies" means
Canadian Dollars, U.K.
         Pounds Sterling, German Deutsche Marks, Hong Kong Dollars, Belgium Francs, French
         Francs, Austrian Schillings, Danish Kroner, Swiss Francs and Japanese Yen;

                        "Business Day" shall mean any day on which dealings in currencies and exchange between banks may be carried on in the place where the relevant
         Lending Office is located and in the case of Eurocurrency Advances, the place where the relevant eurocurrency market is located;

                        "Interest Period" means (i) with respect to U.S. Dollar Advances, the period of time selected by the Borrowers and agreed to by the Bank which shall not be less than 1 day nor greater than 29 days; and (ii) with respect to
         Eurocurrency Advances, a period of one, two, three or six months duration as may be selected by the Borrowers; provided, however, that (A) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day unless such succeeding Business Day falls in the next calendar month and then
         in such case on the next preceding Business Day and (B) no Interest Period shall extend beyond the Termination Date;

                        "Lending Office" shall mean (i) the Bank's eurocurrency lending office designated by the Bank with respect to a Eurocurrency Advance hereunder and
         (ii) the Bank's Charlotte, North Carolina office with respect to a U.S. Dollar
         Advance; and
                        "Offered Rate" means with respect to any U.S. Dollar Advance, the interest rate offered by the Bank to the Borrower with respect thereto for the applicable Interest Period.

   2. Principal. The outstanding principal balance of each Advance together with all accrued and unpaid interest thereon shall be due and payable ON DEMAND; provided, however, if demand is not sooner made, such amounts shall be due and payable on the earlier of (i) the last day of the respective Interest Period for such Advance or
(ii) the Termination
Date; provided further, if the U.S. Dollar equivalent of the outstanding principal balance of the Advances (as determined by the Bank in its sole discretion) shall at any time exceed
U.S. $15,000,000.00, the Borrowers shall make an immediate repayment to the Bank for purposes of eliminating such excess.

   3. Interest. Each Eurocurrency Advance shall bear interest on the outstanding balance hereunder at a per annum interest rate equal to the Adjusted Eurocurrency Rate relating to such Eurocurrency Advance plus 1.15% per annum. Each U.S. Dollar Advance shall bear interest on the outstanding principal balance thereof at a per annum interest rate equal to the Offered Rate. Unless otherwise agreed, accrued interest with respect to each Advance shall be payable in arrears on the last day of an Interest Period for such Advance, but in any event not less frequently than once every month on the first day of each month.
Whenever a payment on this Note is stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day with interest accruing to the date of payment. Interest hereunder shall be computed on the basis of actual number of days elapsed over a year of 360 days.

   4. Payments. All payments made on a Eurocurrency Advance shall be made in the
Applicable Non-U.S. Currency in which such Eurocurrency Advance was made. All payments on a U.S. Dollar Advance shall be made in U.S. Dollars.

   5. Prepayments. Prepayments are not permitted prior to maturity of Interest Periods.
The Borrowers agree to indemnify the Bank against all reasonable losses, expenses and liabilities sustained by the Bank on account of the Borrowers (i) failing to accept an
Advance after notice to the Bank of its acceptance of any such Advance and (ii) making a prepayment on an Advance prior to the last day of an Interest period.

   6. Yield Indemnification. In the event the Bank shall determine (which determination shall be presumed correct absent evidence of error) that:

            (i) Unavailability. On any date for determining the appropriate Adjusted
      Eurocurrency Rate for any Interest Period, that by reason of any changes arising on or after the date of this Note affecting the interbank eurocurrency market, deposits in the Applicable Non-U.S. Currency in the principal amount requested are not generally available or adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Adjusted
      Eurocurrency Rate, then Eurocurrency Advances in such currency hereunder will not be available until such time as the Bank shall notify the Borrowers that the circumstances giving rise thereto no longer exist.

                  (ii) Increased Costs. At any time, that the Bank shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Eurocurrency Advances because of any change since the
      date of this Note in any applicable law, governmental rule, regulation, guideline or order (or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, guideline or order)
      including without limitation the imposition, modification or deemed applicability of any reserves, deposits or similar requirements as related to any Eurocurrency
      Advances (such as, for example, but not limited to, a change in official reserve requirements, but, in all events, excluding reserves to the extent included in the computation of the Adjusted Eurocurrency Rate; then the Borrowers shall pay to the
      Bank promptly upon written demand therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as the Bank may determine in its reasonable discretion) as may be required to compensate the Bank for such increased costs or reductions in amounts receivable hereunder
      (written notice as to the additional amounts owed to the Bank, showing the basis for calculation thereof, shall, absent evidence of error, be binding on all parties hereto).

                  (iii) Illegality. At any time, that the making or continuance of any
      Eurocurrency Advance in any Applicable Non-U.S. Currency has become unlawful by compliance by the Bank in good faith with any law, governmental rule, regulation, guideline or order (or would conflict with any such governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful), or has become impractical as a result of a contingency occurring after the date of this Note which materially and adversely affects the interbank eurocurrency market, then Eurocurrency Advances in such
      Applicable Non-U.S. Currency will no longer be available.

   7. Capital Adequacy. If the Bank shall have determined that the adoption or effectiveness of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change after the date hereof in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation of administration thereof, or compliance by the Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has the effect of materially reducing the rate of return on the Bank's capital or assets as a consequence of its commitments or obligations hereunder to a level below that which the Bank could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration the Bank's policies with respect to capital adequacy), then from time to time, within 15 days after demand by the Bank the Borrowers shall pay to the Bank such additional amount or amounts as will compensate the Bank for such reduction. Upon determining in good faith than any additional amounts will be payable pursuant to this Section, the Bank will give prompt written notice thereof to the Borrowers, which notice shall set forth the basis of the calculation of such additional amounts, although the failure to give any such notice shall not release or diminish any of the Borrowers' obligations to pay additional amounts pursuant to this paragraph. Determination by the Bank of amounts owing under this paragraph shall, absent evidence of error, be binding on the parties hereto. Failure on the part of the Bank to demand compensation for any period hereunder shall not constitute a waiver of the Bank's rights to demand any such compensation in such period or in any other period.

   8. Taxes. All payments made by the Borrowers hereunder will be made without (but without waiving any rights with respect to) setoff or counterclaim. Promptly upon notice from the Bank to the Borrowers, the Borrowers will pay, prior to the date on which penalties attach thereto, but without duplication, all present and future, stamp and other taxes, levies, or costs and charges whatsoever imposed, assessed, levied or collected on or in respect of Eurocurrency Advances hereunder solely as a result of the interest rate being determined by reference to the Adjusted Eurocurrency Rate and/or the provisions of this Note relating to the Adjusted Eurocurrency Rate and/or the recording, registration, notarization or other formalization of any thereof and/or any payments of principal, interest or other amounts made on or in respect of advances hereunder when the interest rate is determined by reference to the Adjusted Eurocurrency Rate and any increases thereof
(all such taxes, levies, costs and charges being herein collectively call "Taxes"), provided that Taxes shall not include taxes imposed on or measured by the income of the
Bank by the United States of America or any political subdivision or taxing authority thereof or therein, or taxes on or measured by the overall net income of any foreign office, branch or subsidiary of the Bank by any foreign country of subdivision thereof in which that office, branch or subsidiary is doing business.
Promptly after the date on
which payment of any such Tax is due pursuant to applicable law, the Borrowers will at the request of the Bank, furnish to the Bank evidence, in form and substance satisfactory to the Bank, that the Borrowers have met their obligations under this paragraph. The
Borrowers will indemnify the Bank against, and reimburse the Bank on demand for, any Taxes, as determined by the Bank in its good faith discretion. The Bank shall provide the
Borrowers with appropriate receipts for any payments or reimbursements made by the
Borrowers pursuant to this Section.

   9. Late Charge. If the Borrowers fail to make any payment due hereunder within fifteen
(15) days of the date such payment is due and payable, the Borrowers shall pay to the Bank on demand a late charge ("Late Charge") equal to five percent (5%) of the amount of any such payment. Such charge shall be in addition to, and not in lieu of, any other right or remedy the Bank may have, including the right to receive principal and interest and to reimbursement of costs and expenses. Such charge, if not previously paid shall, at the option of the Bank, be added to and become a part of the next succeeding payment to be made hereunder.

   10.   Default Interest Rate.  After the maturity of this Note
(whether by acceleration,
declaration, extension or otherwise), the principal amount outstanding on the date of maturity plus accrued and unpaid interest earned to maturity shall bear interest at the rate of interest which is otherwise applicable on this Note, plus two percent (2%) per annum.

   11. Letters of Credit. The Bank agrees to issue letters of credit (the "Letters of
Credit") for the benefit of the Borrowers for the general corporate purposes of the
Borrowers provided that (i) the Borrowers and the Bank have mutually agreed upon the terms and conditions of such Letters of Credit and the obligations of the Borrowers to the Bank with respect thereto prior to the issuance of any such Letter of Credit, (ii) no Letter of
Credit shall have an expiration date beyond the Termination Date,
(iii) the aggregate
undrawn amounts of the Letters of Credit plus the outstanding principal amount of amounts drawn under the Letters of Credit and not reimbursed by the Borrowers (hereinafter collectively referred to as the "Letter of Credit Obligations") shall not exceed U.S.
$5,000,000.00 at any time outstanding, (iv) the Letter of Credit Obligations shall constitute usage of the aggregate amount of Advances available to the Borrowers under this
Note and (v) the U.S. Dollar equivalent of the outstanding principal balance of the
Advances plus the Letter of Credit Obligations (as determined by the Bank in its sole discretion) shall not exceed U.S. $15,000,000.00 at any time outstanding.

   12. Obligations. The full and punctual observance and performance of all present and future duties, covenants and responsibilities due to the Bank by the Borrowers of any nature whatsoever, including to the fullest extent permitted by applicable law, all past, present and future indebtedness and liabilities of the Borrowers to the Bank for the payment of money (extending to all principal, interest, fees, expense payments, liquidation costs, and attorney's fees and expenses), whether similar or dissimilar, related or unrelated, matured or unmatured, direct or indirect, contingent or noncontingent, primary or secondary, alone or jointly with others, now due or to become due, now existing or hereafter created, and whether or not now contemplated shall collectively be referred to as the "Obligations".

   13. Loan Documents. The Obligations of the Borrowers evidenced by this Note are secured by, guaranteed by, and are a part of the obligations referred to in, any note, letter agreement, line of credit agreement, commercial financing agreement, security agreement, guaranty of payment, mortgage, deed of trust, pledge agreement, loan agreement, hypothecation agreement, indemnity agreement, letter of credit application and agreement, assignment, or any other document or agreement previously, simultaneously or hereafter executed and delivered by the Borrowers and/or by any other Obligor, as hereinafter defined, singly or jointly with another person or persons to the Bank, in connection with
Obligations, whether or not this Note is specifically referred to therein. (as the same may from time to time be amended, restated, supplemented or otherwise modified, collectively, the "Loan Documents").

   14. Waiver. The Borrowers and, upon signing this Note, any other Obligor (which term shall mean individually and collectively, the Borrowers, each endorser, guarantor and surety of this Note, any person who is primarily or secondarily liable for the repayment of this Note or any of the Obligations, or any portion thereof, and any person who has granted security for the repayment of this Note or any of the Obligations) hereby jointly and severally waive demand, presentment for payment, protest, notice of demand, of non-payment, of dishonor and of protest and agree that at any time and from time to time and with or without consideration, the Bank may, without notice to or further consent of the Borrowers or any such other Obligor and without in any manner releasing, lessening or affecting the obligations of the Borrowers or any Obligor hereunder and under any of the Loan Documents:
(a) release, surrender, waive, add, substitute, settle, exchange, compromise, modify, extend or grant indulgences with respect to, (i) this Note, (ii) any of the Loan Documents,
(iii) all or any part of any collateral or security for this Note, and/or (iv) any Obligor;
(b) complete any blank space in this Note according to the terms upon which the loan evidenced hereby is made; and (c) grant any extension or other postponements of the time of payment hereof.

   15. Provision of Financial Information. The Borrowers shall promptly provide, and shall cause any or all of the Obligors to promptly provide to the Bank, such financial, operational or business information in each instance and in such form as the Bank shall at any time and from time to time in its sole discretion require including:

         * Borrowers' fiscal year balance sheet and income statement reviewed by an independent certified public accountant, together with all relevant schedules and notes, prepared in accordance with generally accepted accounting principles, within
      120 days after the fiscal year end; and

         * Borrowers' quarterly prepared income statements and balances sheets, prepared in accordance with generally accepted accounting principles, and upon the Bank's request, completed borrower's certificates in form and substance satisfactory to the
      Bank and certified by the Borrowers' chief financial officer to be true, correct and complete (or such other officer as is acceptable to the Bank) within 45 days after quarter end; and

   16. Demand Note. The Borrowers acknowledge and agree that this Note is payable immediately upon demand by the Bank, and that the recitation of defaults in any of the Loan
Documents is intended merely to provide examples of events which may result in the Bank making demand for payment hereunder. Under no circumstances shall the Bank's demand for payment be conditioned upon the existence or non-existence of any event of default contained in any of the Loan Documents or any other circumstance, including the imposition of any condition or duty, such as a duty of good faith or a duty to demand only upon the existence of an event of default contained in any of the Loan Documents. The Bank shall at all times be entitled to demand payment of all or any portion of the Obligations at any time and from time to time in its sole and absolute discretion, without prior notice to or consent of the Borrowers or any other Obligor.

   17. Rights and Remedies. If this Note is not paid upon demand, the Bank may, at its option and without notice to Borrowers or any Obligor: (a) declare all or any part of the unpaid Obligations, together with all accrued and unpaid interest thereon, to be immediately due and payable without presentment, demand or notice which are hereby expressly waived; (b) exercise its right of setoff against any money, funds, credits or other property of any nature whatsoever of Borrowers or any Obligor signing this Note, now or at any time hereafter in the possession of, in transit to or from, under the control or custody of, or on deposit with, the Bank or any affiliate of the Bank in any capacity whatsoever, including without limitation, any balance of any deposit account and any credits with the Bank or any affiliate of the Bank; and (c) exercise any or all rights, powers, and remedies provided for in the Loan Documents or now or hereafter existing at law or in equity or by statute or otherwise. Regardless of whether the Bank elects to make demand hereunder, upon any failure by the Borrowers to perform, observe or comply with any of its Obligations, the Bank may, in its sole discretion and without notice to Borrowers or any other Obligor who signs this Note, terminate any outstanding commitments of the Bank to the Borrowers or any other Obligor who signs this Note.

   18. Collection. If this Note is placed in the hands of an attorney for collection after its maturity (whether by acceleration, declaration, extension or otherwise), the
Borrowers shall pay to the Bank on demand all costs and expenses including, without limitation, all attorney's fees and expenses incurred by the Bank in collecting the unpaid balance of the principal amount hereunder or in successfully defending any counterclaim brought by the Borrowers contesting the Bank's right to collect the unpaid balance of such principal amount. All of such costs and expenses shall bear interest at the default rate of interest described herein, from the date of payment by the Bank until repaid in full.

   19. Other Security. As security for the payment of the Obligations under this Note or any of the Loan Documents, the Borrowers and any Obligor who signs this Note hereby grants a security interest in and authorizes the Bank to offset against all property of the
Borrowers and such Obligor now or at any time hereafter in the possession of, in transit to, under the control of, or on deposit with, the Bank or any affiliate of the Bank in any capacity whatsoever, including without limitation, any balance of any deposit account and any credits with the Bank or any affiliate of the Bank.

   20. Environmental Laws. The Borrowers have obtained or will obtain, all permits, licenses and other authorizations,which are required under any and all federal, state, local and foreign statutes, laws, regulations and other such authorities relating to the environment or the release of any materials into the environment ("Environmental Laws").
The Borrowers are and will remain in compliance with the terms and conditions of all such permits, licenses and authorizations, and is and will remain in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letters issued, entered, promulgated or approved thereunder. No notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or threatened by any governmental or other entity (a) with respect to any alleged failure by the
Borrowers to have any permit, license or authorization required in connection with the conduct of the business of the Borrowers, or (b) with respect to any generation, treatment, storage, recycling, transportation, release or disposal, or any release as defined in 42
U.S.C. 9601(22) ("Release"), of any substance regulated under Environmental Laws
("Hazardous Material") generated by the Borrowers. No oral or written notification of a Release of a Hazardous Material has been filed by or on behalf of the
Borrowers and no property now or previously owned or leased by the Borrowers is listed or proposed for listing on the National Priorities List under the Comprehensive Environmental
Response, Compensation and Liability Act of 1980, as amended, or on any similar state list of sites requiring investigation or clean-up. There are no liens arising under or pursuant to any Environmental Laws on any of the real property or properties owned or leased by the
Borrowers and no governmental actions have been taken or are in process which could subject any of such properties to such liens such that the Borrowers would be required to place any notice or restriction relating to the presence of Hazardous Materials at any property owned by it in any deed of such property.

   21. Remedies Cumulative. Each right, power and remedy of the Bank hereunder, under the Loan Documents or now or hereafter existing at law or in equity by statute or other applicable laws shall be cumulative and concurrent, and the exercise of any one or more of them shall not preclude the simultaneous or later exercise by the Bank of any or all such other rights, powers or remedies. No failure or delay by the Bank to insist upon the strict performance of any one or more provisions of this Note or of the Loan Documents or to exercise any right, power or remedy consequent upon a breach thereof or default hereunder shall constitute a waiver thereof, or preclude the Bank from exercising any such right, power or remedy. By accepting full or partial payment after the due date of any amount of principal of or interest on this Note, or other amounts payable on demand, the
Bank shall not be deemed to have waived the right either to require prompt payment when due and payable of all other amounts of principal of or interest on this Note or other amounts payable on demand, or to exercise any rights and remedies available to it in order to collect all such other amounts due and payable under this Note.
   22. Choice of Law; Consent to Jurisdiction. This Note shall be governed by, construed and interpreted in accordance with the laws of the State of North Carolina (excluding the choice of law rules thereof). The Borrowers and all other Obligors signing this Note hereby irrevocably submit to the non-exclusive jurisdiction of any state or federal court sitting in the State of North Carolina in any action or proceeding arising out of or relating to this Note, and hereby irrevocably waive any objection they may have to the laying of venue of any such action or proceeding in any such court and any claim they may have that any such action or proceeding has been brought in an inconvenient forum. A final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.

   23. Service of Process. The Borrowers and each Obligor who signs this Note hereby consents to process being served in any suit, action or proceeding instituted in connection with this Note by the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to Borrowers and such Obligor. The Borrowers and each Obligor who signs this Note hereby irrevocably agrees that such service shall be deemed to be service of process upon the Borrowers and such Obligor in any such suit, action or proceeding.
Nothing in this Note shall affect the right of the Bank to serve process in any other manner otherwise permitted by law and nothing in this Note will limit the right of the Bank otherwise to bring proceedings against the Borrowers or any Obligor in the courts of any other jurisdiction or jurisdictions.

   24. Notice. Any notice, demand, request or other communication which the Bank or any Obligor may be required to give hereunder shall be in writing, and shall be given: (a) by hand-delivery; (b) by facsimile transmission; (c) by commercial overnight courier; or (d) by United States regular mail, postage prepaid. Such notice, demand, request or other communication shall be addressed as follows, or to such other addresses as the parties may designate by like notice:

            If to the Obligor:

            See Exhibit A

            If to the Bank:

            __________________________
            __________________________
            __________________________
            Facsimile Number:  (___) __________
            ATTENTION:  William White

      Any communication hereunder will be deemed given and effective (f) when actually received, in the case of hand delivery, (g) when deposited in the United States mail or with such courier, in the case of first class mail or overnight courier, or (h) when completely sent and received, as evidenced by a transmission report from sender's facsimile machine, in the case of facsimile transmission.

   25. Invalidity of Any Part. In the event that any of one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this
Note operate or would prospectively operate to invalidate this Note, then and in any of those events, the following shall occur: (a) the provision(s) shall he enforced to the fullest extent of its validity, legality and enforceability; or,
(b) if such provisions
would operate so as to invalidate this entire Note, only such provision(s) shall be void as though not herein contained, and the remainder of the clauses and provisions of this Note will remain in full force and effect. In any event, if any such provision pertains to the repayment of the indebtedness evidenced by this Note, then and in such event, at the Bank's option, the outstanding principal amount hereunder, together with all accrued and unpaid interest thereon, shall become immediately due and payable. In no event shall this Note or the Loan Documents operate to cause the payment to the Bank by the Borrowers or any Obligor of any amounts, whether for the use, forbearance or detention of money or for any other matter governed by the Loan Documents, which exceed the permitted maximum amounts therefor under applicable law. If for any circumstances whatsoever fulfillment of such provision shall be proscribed by law, than the obligation to be fulfilled shall be reduced to the limit of such validity.

   26. Commercial Purposes. The Borrowers acknowledge and warrant that (a) the indebtedness evidenced by this Note and the "Obligations", as used herein, are incurred for the purpose of acquiring and carrying on a business or commercial enterprise and that such indebtedness and Obligations are "commercial loans" within the meaning of Title 12 of the Commercial Law Article of the Annotated Code of Maryland (1990 Rep. Vol.), as amended, and
(b) all proceeds arising from the indebtedness and Obligations will be used solely in connection with such business or commercial enterprise.

   27. Miscellaneous. The paragraph headings of this Note are for convenience only, and shall not limit or otherwise affect any of the terms hereof. Words used herein shall be deemed to refer to the singular, plural, masculine, feminine or neuter as the identity of the person or entity or the context may require. This Note and related Loan Documents, if any, constitute the entire agreement between the parties with respect to their subject matter and supersede all prior letters, representations, or agreements, oral or written, with respect thereto. If this Note is a renewal, extension or modification of the terms of any existing obligation of the Borrowers to the Bank, which obligation is secured by an interest in real property, the Borrowers and the Bank agree that this Note is not intended as a novation, but is rather intended only to renew, extend or modify the Obligation to the extent applicable. The Bank may, without notice to, or consent of the Borrowers, sell, assign, transfer or grant participations in all or any part of the Obligations evidenced by this Note to others at any time and from time to time, and the Bank may divulge to any potential assignee, transferee or participant, and to any affiliate or subsidiary of the Bank all information, reports, financial statements and documents obtained in connection with this Note and any other Loan Documents or otherwise. No modification, change, waiver or amendment of this Note shall be deemed to be made by the Bank unless in writing signed by the Bank, and each such waiver, if any, shall apply only with respect to the specific instance involved.
No course of dealing or
conduct shall be effective to amend, modify, waive, release or change any provisions of this Note or any of the other Loan Documents. In addition, notwithstanding the entry of any judgment under or in connection with this Note, the unpaid balance of the principal amount hereunder shall continue to bear interest at the applicable rate or rates provided for in this Note. All Obligations of the Borrowers to the Bank shall be binding upon and enforceable against the Borrowers and the Borrowers' personal representatives, successors, heirs and assigns. This Note may be executed in any number of counterparts, all of which, when taken together shall constitute one Note.

   28. WAIVER OF JURY TRIAL. THE BORROWERS AND EACH OBLIGOR WHO SIGNS THIS NOTE HEREBY
(i) COVENANT AND AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A
JURY, AND (ii) WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BANK, THE
BORROWERS AND ANY ONE OR MORE OF THE OBLIGORS MAY BE PARTIES, ARISING OUT OF, IN CONNECTION
WITH OR IN ANY WAY PERTAINING TO THIS NOTE, ANY OF THE LOAN
DOCUMENTS AND/OR ANY
TRANSACTIONS, OCCURRENCES, COMMUNICATIONS, OR UNDERSTANDINGS (OR THE LACK OF ANY OF THE
FOREGOING) RELATING IN ANY WAY TO THE BORROWER-LENDER RELATIONSHIP BETWEEN THE PARTIES. IT
IS UNDERSTOOD AND AGREED THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL
CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, CLAIMS AGAINST PARTIES WHO ARE
NOT PARTIES TO THIS NOTE. THIS WAIVER OF JURY TRIAL IS SEPARATELY GIVEN, KNOWINGLY,
WILLINGLY AND VOLUNTARILY MADE BY THE BORROWERS AND EACH OBLIGOR WHO SIGNS THIS NOTE AND
THE BORROWERS, AND EACH SUCH OBLIGOR HEREBY AGREE THAT NO REPRESENTATIONS OF FACT OR
OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN
ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE BANK IS HEREBY AUTHORIZED TO SUBMIT THIS NOTE TO
ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER, THE BORROWERS AND SUCH OBLIGOR SO AS
TO SERVE AS CONCLUSIVE EVIDENCE OF SUCH WAIVER OF RIGHT TO TRIAL BY JURY. THE BORROWERS
AND EACH OBLIGOR WHO SIGNS THIS NOTE REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED
IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL,
SELECTED OF ITS OWN FREE WELL, AND/OR THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS
WAIVER WITH COUNSEL.

   IN WITNESS WHEREOF, the Borrower(s) have duly executed this Note under seal as of the day and year first hereinabove set forth. Each of the undersigned adopts as his or her seal the word ("SEAL") appearing beside or near his or her signature below.

   BORROWER:
[SEAL]
ATTEST/WITNESS:                           HARMAN INTERNATIONAL
                                          INDUSTRIES, INCORPORATED

/s/ Sandra B. Robinson                    By: /s/ Bernard A. Girod
                                          Name:  Bernard A. Girod
                                          Title:  President

[SEAL]
ATTEST/WITNESS:                           JBL, INCORPORATED


/s/ Sandra B. Robinson                    By: /s/ Bernard A. Girod
                                          Name:  Bernard A. Girod
                                          Title:  President

[SEAL]
ATTEST/WITNESS:                           HARMAN KARDON, INC.


/s/ Sandra B. Robinson                    By: /s/ Bernard A. Girod
                                          Name:  Bernard A. Girod
                                          Title:  President

[SEAL]
ATTEST/WITNESS:                           HARMAN-MOTIVE, INC.


/s/ Sandra B. Robinson                    By: /s/ Bernard A. Girod
                                          Name:  Bernard A. Girod
                                          Title:  President

[SEAL]
ATTEST/WITNESS:                           INFINITY SYSTEMS, INC.


/s/ Sandra B. Robinson                    By: /s/ Bernard A. Girod
                                          Name:  Bernard A. Girod
                                          Title:  President

[SEAL]
ATTEST/WITNESS:                           HARMAN ELECTRONICS, INC.



/s/ Sandra B. Robinson                    By: /s/ Bernard A. Girod
                                          Name:  Bernard A. Girod
                                          Title:  President

[SEAL]
ATTEST/WITNESS:                           EPICURE PRODUCTS, INC.



/s/ Sandra B. Robinson                    By: /s/ Bernard A. Girod
                                          Name:  Bernard A. Girod
                                          Title:  President

[SEAL]
ATTEST/WITNESS:                           PYLE INDUSTRIES, INC.


/s/ Sandra B. Robinson                    By: /s/ Bernard A. Girod
                                          Name:  Bernard A. Girod
                                          Title:  President

[SEAL]
ATTEST/WITNESS:                           DOD ELECTRONICS
CORPORATION


/s/ Sandra B. Robinson                    By: /s/ Bernard A. Girod
                                          Name:  Bernard A. Girod
                                          Title:  President

[SEAL]
ATTEST/WITNESS:                           HARCO PROPERTIES, INC.


/s/ Sandra B. Robinson                    By: /s/ Bernard A. Girod
                                          Name:  Bernard A. Girod
                                          Title:  President

[SEAL]
ATTEST/WITNESS:                           HARMAN INVESTMENT
COMPANY, INC.


/s/ Sandra B. Robinson                    By: /s/ Bernard A. Girod
                                          Name:  Bernard A. Girod
                                          Title:  President

[SEAL]
ATTEST/WITNESS:                           LEXICON, INCORPORATED


/s/ Sandra B. Robinson                    By: /s/ Bernard A. Girod
                                          Name:  Bernard A. Girod
                                          Title:  President

   Exhibit A


HARMAN INTERNATIONAL INDUSTRIES
1101 Pennsylvania Avenue, N.W.
Suite 1010
Washington, D.C.  20004
Fax:  (202) 393-2402

JBL, INCORPORATED
8500 Balboa Blvd.
Northridge, CA.  91329
Fax:  (818) 891-7345

HARMAN KARDON, INC.
8500 Balboa Blvd.
Northridge, CA.  91329
Fax:  (818) 891-7345

HARMAN-MOTIVE, INC.
8500 Balboa Blvd.
Northridge, CA.  91329
Fax:  (818) 891-7345

INFINITY SYSTEMS, INC.
8500 Balboa Blvd.
Northridge, CA.  91329
Fax:  (818) 891-7345

HARMAN ELECTRONICS, INC.
8500 Balboa Blvd.
Northridge, CA.  91329
Fax:  (818) 891-7345

EPICURE PRODUCTS, INC.
8500 Balboa Blvd.
Northridge, CA.  91329
Fax:  (818) 891-7345

PYLE INDUSTRIES, INC.
8500 Balboa Blvd.
Northridge, CA.  91329
Fax:  (818) 891-7345

DOD ELECTRONICS CORPORATION
8500 Balboa Blvd.
Northridge, CA.  91329
Fax:  (818) 891-7345

HARCO PROPERTIES, INC.
8500 Balboa Blvd.
Northridge, CA.  91329
Fax:  (818) 891-7345

HARMAN INVESTMENT COMPANY, INC.
8500 Balboa Blvd.
Northridge, CA.  91329
Fax:  (818) 891-7345

LEXICON, INCORPORATED
8500 Balboa Blvd.
Northridge, CA.  91329
Fax:  (818) 891-7345

   SCHEDULE A TO THE
   PROMISSORY NOTE
   DATED APRIL __, 1994




     Name of
                  Principal
     Person
      Applicable  Amount of   Applicable        Payment
     Making
Date  Currency    Advance     Interest Rate     Principal
Interest    Notation


























































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